Exhibit 99.1

Maxygen, Inc. 515 Galveston Drive Redwood City, CA 94063 650.298.5300 main 650.364.2715 fax www.maxygen.com

Maxygen Announces Final Rejection of All Claims of Amgen ‘804 Patent in Inter Partes Reexamination Proceeding

REDWOOD CITY, Calif., October 10, 2011 — Maxygen, Inc. (Nasdaq: MAXY), a biotechnology company, today announced that the United States Patent and Trademark Office (PTO) has issued a Right of Appeal Notice in the inter partes reexamination proceeding for Amgen’s U.S. Pat. No. 7,381,804 (the ‘804 patent) that includes a final rejection of all claims in the ‘804 patent. Amgen’s ‘804 patent includes certain claims to mutated granulocyte colony stimulating factor (G-CSF) molecules that potentially cover Maxygen’s MAXY-G34 product candidate, a next-generation, pegylated G-CSF. Maxygen submitted the request to the PTO for an inter partes reexamination of the Amgen patent in 2009. Amgen has the right to appeal the decision to the PTO’s Board of Patent Appeals and Interferences.

“We are very pleased with the outcome of the reexamination proceeding, and we believe that this result provides a foundation for our efforts to generate further value from the MAXY-G34 program for our stockholders,” said James R. Sulat, Maxygen’s Chief Executive Officer.

About Maxygen

Maxygen is a biotechnology company focused on the potential further development of its MAXY-G34 product candidate, a next-generation pegylated, granulocyte colony stimulating factor, or G-CSF, for the treatment of chemotherapy-induced neutropenia and acute radiation syndrome, or ARS. For more information, please visit our website at www.maxygen.com.

Cautionary Statement Regarding Maxygen Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Maxygen’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: the outcome of any appeal or further proceedings related to the inter partes reexamination of the ‘804 patent; Maxygen’s ability or plans to commence or continue the development of MAXY-G34 for any indication and the timing and status of any such development; the potential utility of MAXY-G34 for the treatment of chemotherapy-induced neutropenia and/or ARS; the potential advantages of such product over existing or future products; risks inherent in drug development; and economic, business, competitive, and/or regulatory factors affecting the business of Maxygen and the markets it serves generally, including those set forth in Maxygen’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K and other SEC filings. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that

Maxygen, Inc. 515 Galveston Drive Redwood City, CA 94063 650.298.5300 main 650.364.2715 fax www.maxygen.com may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Maxygen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Maxygen is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

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Contact:

Linda Chrisman

linda.chrisman@maxygen.com

650.298.5351